                                 EXHIBIT 10.12
((Date))

((First Name)) ((Last Name))
((Address))
((City)),((State)) ((Postal Code))

Dear ((First Name)):

I am pleased to inform you that the Board of Directors of the Company has determined to award you shares of the Company's common stock. Provided that you remain an employee of the Company in good standing, such shares will be granted to you as follows:

                    _______ shares on ((Date))
                    _______ shares on ((Date))
                    _______ shares on ((Date))
                    _______ shares on ((Date))

These awards will be restricted stock grants under the Company's 1998 Equity Compensation Plan and, therefore, will be subject to certain restrictions and conditions as prescribed by the Plan.

If any change is made to the Company's common stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock divident, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then the amount of nature of hte shares to be granted pursuant hereto shall be subject to such adjustment as the Board of Directors deems appropriate.

We appreciate you continued loyalty and dedication to the Company and its future.


Sincerely,



Michael R. Dougherty
President and Chief Executive Officer

                         SCHEDULE OF 1998 STOCK AWARDS

                                   Date on Which Shares  Number of Shares
        Name of Employee             Will Be Granted      to Be Granted
---------------------------------  --------------------  ----------------
Michael R. Dougherty                 August 11, 1999               12,500
                                     August 11, 2000               12,500
                                     August 11, 2001               12,500
                                     August 11, 2002               12,500

Roy C. Levitt, M.D.                  August 11, 1999                9,000
                                     August 11, 2000                9,000
                                     August 11, 2001                9,000
                                     August 11, 2002                9,000

Michael A. Zasloff, M.D., Ph.D.      August 11, 1999                5,000
                                     August 11, 2000                5,000
                                     August 11, 2001                5,000
                                     August 11, 2002                5,000

Kenneth J. Holroyd, M.D.             August 11, 1999                5,000
                                     August 11, 2000                5,000
                                     August 11, 2001                5,000
                                     August 11, 2002                5,000

                         SCHEDULE OF 1999 STOCK AWARDS

                                   Date on Which Shares  Number of Shares
        Name of Employee             Will Be Granted      to Be Granted
---------------------------------  --------------------  ----------------
Michael R. Dougherty                   July 9, 2000                 3,750
                                       July 9, 2001                 3,750
                                       July 9, 2002                 3,750
                                       July 9, 2003                 3,750

Roy C. Levitt, M.D.                    July 9, 2000                 1,875
                                       July 9, 2001                 1,875
                                       July 9, 2002                 1,875
                                       July 9, 2003                 1,875

Michael A. Zasloff, M.D., Ph.D.        July 9, 2000                 1,250
                                       July 9, 2001                 1,250
                                       July 9, 2002                 1,250
                                       July 9, 2003                 1,250

Kenneth J. Holroyd, M.D.               July 9, 2000                 1,250
                                       July 9, 2001                 1,250
                                       July 9, 2002                 1,250
                                       July 9, 2003                 1,250